Exhibit 10.3

THERMO FISHER SCIENTIFIC INC.
AMENDMENT NO. 2 TO
EXECUTIVE CHANGE IN CONTROL RETENTION AGREEMENT
This AMENDMENT NO. 2 (the “Amendment”) to the Executive Change in Control Retention Agreement dated November 21, 2009 (the “Agreement”) by and between Thermo Fisher Scientific Inc. (the “Company”) and Marc N. Casper (the “Executive”) is made as of March 16, 2018. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Company and the Executive entered into the Agreement to provide separation pay and benefits to the Executive in the event the Executive’s employment with the Company is terminated under certain circumstances;

WHEREAS, the Agreement was amended by Amendment No. 1 to the Agreement dated November 30, 2010 to reflect compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended; and

WHEREAS, the Company desires to further amend the Agreement.

NOW, THEREFORE, in consideration for the mutual promises contained herein, the parties hereby agree as follows.

1.	Section 3.1(a)(i)(2) of the Agreement is hereby amended and restated in its entirety as follows:
“(2) an amount equal to (a) two and one half (2.5) multiplied by (b) the sum of (x) the higher of the Executive’s annual base salary as in effect immediately prior to the Change in Control Date or the Date of Termination and (y) the higher of the Executive’s target bonus as in effect immediately prior to the Change in Control Date or the Date of Termination.”

2.	Except as expressly modified herein, the Agreement shall remain in full force and effect.

3.	This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the day and year first above written.

THERMO FISHER SCIENTIFIC INC.

By:	/s/ Michael A. Boxer
Name: Michael A. Boxer
Title: Senior Vice President and General Counsel

MARC N. CASPER

/s/ Marc N. Casper